SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 14, 2002

                   CE Casecnan Water and Energy Company, Inc.
             (Exact name of registrant as specified in its charter)

 Republic of the Philippines           333-608              (not applicable)
(State or other jurisdiction         (Commission              (IRS Employer
  of incorporation)                  File Number)           Identification No.)

        6750 Ayala Avenue, 24th Floor, Makati, Metro Manila, Philippines
               (Address of principal executive offices) (Zip Code)

                            Douglas L. Anderson Esq.
                   CE Casecnan Water and Energy Company, Inc.
                     c/o MidAmerican Energy Holdings Company
                        302 South 36th Street, Suite 400
                                 Omaha, NE 68131
                                 (402) 341-4500
   (Name, address, including zip code, and phone number, including area code, of United States agent for service)

       Registrant's Telephone Number, including area code: (402) 341-4500

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

The Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, filed on November 14, 2002, by CE Casecnan Water and Energy Company, Inc. was accompanied by certifications by the President, David A. Baldwin, and Chief Financial Officer, Patrick J. Goodman, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

                                      (1)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CE CASECNAN WATER AND ENERGY COMPANY, INC.
                         ------------------------------------------
                                    (Registrant)



                         /s/  Douglas L. Anderson
                         -------------------------------------------------------
                         Douglas L. Anderson
                         Assistant Secretary, Vice President and General Counsel of CE Casecnan Water and Energy Company, Inc.


Date:  November 14, 2002
       -----------------

                                      (2)

                                 EXHIBITS INDEX

 Exhibit
 Number         Exhibit
 -------        -------

CE Casecnan Water and Energy Company, Inc.

99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief executive officer)

99.2 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief financial officer)

                                      (3)